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EXHIBIT   10.1

                    AMENDMENT TO CONVERTIBLE PROMISSORY NOTE

Principal Amount: $450,000                                    Date: May 30, 2000
                                                            Salt Lake City, Utah

     WHEREAS, SPORTSNUTS.COM INTERNATIONAL, INC., a Delaware corporation and SPORTSNUTS.COM, INC., a Delaware corporation (collectively, "Maker"), have issued and sold a certain convertible promissory note, dated February 1, 2000 (the "Note"), to Gardner Management Profit Sharing Plan and Trust ("Holder"); and

     WHEREAS, Maker desires to grant the Holder voting rights with respect to the shares of common stock that would be issuable upon the conversion of this Note.

     NOW, THEREFORE, Section 6.6 of the Note is hereby restated in its entirety as follows:

     6.6 Voting Rights. While the Note remains outstanding and without requiring conversion hereof, Holder shall be entitled to vote any and all shares that would have been received by Holder pursuant to such conversion. Holder shall be entitled to vote with all holders of Common Stock of the Company on all matters to which such holders of Common Stock would be entitled to vote. Each share reserved for issuance pursuant to this Note shall be entitled to one (1) vote per share.

     IN WITNESS WHEREOF, Maker has executed this amendment to the Note as of the date first above written.

                                            "Maker"

                                            SPORTSNUTS.COM INTERNATIONAL, INC.


                                            By   /s/ Kenneth Denos
                                               --------------------------------
                                                Kenneth Denos
                                                Executive Vice President


                                            SPORTSNUTS.COM, INC.


                                            By   /s/ Kenneth Denos
                                               ---------------------------------
                                                Kenneth Denos
                                                Executive Vice President